Exhibit 99.1

Brown & Brown, Inc. enters into agreement to acquire

Accession Risk Management Group

DAYTONA BEACH, Fla., June 10, 2025 — J. Scott Penny, chief acquisitions officer of Brown & Brown, Inc. (NYSE: BRO), and John Mina, chief executive officer of Accession Risk Management Group, Inc. (“Accession”), today announced that Brown & Brown has entered into an agreement to acquire RSC Topco, Inc. (“RSC”), the holding company for Accession.

The transaction is expected to close in the third quarter of 2025, subject to customary closing conditions and regulatory approvals. Under the terms of the agreement, Brown & Brown will acquire RSC on a cash and debt-free basis at the time of acquisition for a gross purchase price of $9.825 billion. The parties previously submitted filings in respect of the transaction under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the waiting period for such filings has already expired.

Accession, established in 1997 and currently the ninth largest privately held insurance brokerage in the United States, is the parent to Risk Strategies, a dynamic specialty brokerage firm, and One80 Intermediaries, a leading insurance wholesaler and program manager. Composed of over 5,000 insurance professionals throughout the U.S. and Canada and with 2024 pro forma adjusted revenues of approximately $1.7 billion, Accession is known for its specialization, deep customer relationships and high-performing culture.

“We are excited to welcome the Accession team to Brown & Brown,” said J. Powell Brown, president and chief executive officer of Brown & Brown. “Combining with Risk Strategies and One80 represents a unique opportunity to bring the best of both organizations to the forefront, enabling us to augment and strengthen our collective growth. The brokerage business built by Mike Christian and John Mina and the wholesaler and program manager business built by Matthew F. Power bring complementary and added capabilities that, when aligned with the broader Brown & Brown organization, further position us to extend our reach and consistently deliver for our customers through enhanced market relationships and expanded offerings. We are confident we will be better together as a combined organization.”

John Mina, chief executive officer of Accession, shared, “Over the course of nearly 30 years, Accession has advanced an innovative, specialist approach to risk management that has enabled our customers to protect what matters most and produced meaningful value to our shareholders, associates and partners. As we began contemplating the next major leap in our journey, we were adamant that any potential partner must have the capability and conviction to strengthen our ability to create an industry powerhouse, win amid industry consolidation, lead through innovation and champion our cultural values. We are pleased to have found that in Brown & Brown. This is a one-of-a-kind, ‘great acquires great’ transaction, with each company sharing deep commitments to our teammates – and teammate ownership – strong customer relationships and specialization across core business segments.”

Following the close of this transaction, the Risk Strategies team will become part of Brown & Brown’s Retail segment, and John Mina will join the Retail senior leadership team. The business will remain aligned with Brown & Brown’s decentralized sales and service model, while gaining access to Brown & Brown’s global resources, specialty capabilities and collaborative network. In connection with the closing of the acquisition, Brown & Brown will combine its Programs and Wholesale Brokerage segments into a new Specialty Distribution segment, which will be led by Steve Boyd and Chris Walker. One80 Intermediaries will join the operations of our new Specialty Distribution segment, with Matt Power joining the segment’s senior leadership team.

Anticipated key benefits of this acquisition include:

•

Combining two culturally aligned organizations that share the same core values, including a strong entrepreneurial spirit, a passion for creating the best solutions for our customers, a focus on significant teammate equity ownership and a commitment to pursuing profitable growth.

•	Ability to enhance relationships with our customers and carrier partners through highly complementary businesses across insurance distribution channels.

•	Increased ability to deliver high-quality and diverse trading platforms for insurance carrier partners with greater breadth and depth of placement opportunities.

•	Expanded access and a market-leading portfolio of niche solutions for our customers to meet the complex needs of policyholders.

•

Financially compelling, driving shareholder value through anticipated revenue and cash flow growth; acquired operations estimated to be accretive to Brown & Brown’s 2024 adjusted diluted net income per share.

Conference Call Information

A conference call to discuss this transaction will be held on Tuesday, June 10, 2025, at 8:00 AM (EDT). To listen and view the associated slides, visit www.bbrown.com and click on “Investor Relations” and then “Calendar of Events.”

Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to Brown & Brown in the transaction. BofA Securities and J.P. Morgan Securities acted as financial advisors and provided committed financing to Brown & Brown.

About Brown & Brown, Inc.

Brown & Brown, Inc. (NYSE: BRO) is a leading insurance brokerage firm providing customer-centric risk management solutions since 1939. With a global presence spanning 500+ locations and a team of more than 17,000 professionals, we are dedicated to delivering scalable, innovative strategies for our customers at every step of their growth journey. Learn more at bbrown.com.

About Accession Risk Management Group

Headquartered in Boston, Massachusetts, Accession Risk Management Group, Inc. is the parent brand to a family of specialty insurance and risk management companies, including core operating platforms Risk Strategies and One80 Intermediaries, which placed more than $15 billion in insurance premiums in 2024 in the aggregate. Through its focused M&A growth strategy, more than 190 companies have joined the Accession family since 2014, bringing specialty expertise, repeated replenishment of entrepreneurial spirit, and a continued focus on meeting clients’ evolving needs in the insurance and risk management space. Learn more at accessionrmg.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, as amended. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. Brown & Brown has based these statements on its current expectations about potential future events. Although Brown & Brown believes the expectations expressed in the forward-looking statements included in this press release are based upon reasonable assumptions within the bounds of Brown & Brown’s knowledge of its business and the transaction, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by Brown & Brown or on its behalf. Many of these factors have previously been identified in filings or statements made by Brown & Brown or on its behalf. Important factors which could cause Brown & Brown’s actual results to differ, possibly materially from the forward-looking statements in this press release include, but are not limited to, the following items: (a) risks with respect to the timing of the transaction; (b) the possibility that the anticipated benefits of the transaction are not realized when expected or at all; (c) risks related to the financing of the transaction, including that financing the transaction will result in an increase in Brown & Brown’s indebtedness and that Brown & Brown may not be able to secure the required financing in connection with the transaction on acceptable terms, in a timely manner, or at all; (d) the unaudited pro forma condensed combined financial information reflecting the transaction included in this press release is based on assumptions and is subject to change based on various factors; (e) risks relating to the financial information related to RSC; (f) risks related to RSC’s business, including underwriting risk in connection with certain captive insurance companies; (g) the risk that certain assumptions Brown & Brown has made relating to the transaction prove to be materially inaccurate; (h) the inability to hire, retain and develop qualified employees, as well as the loss of any of Brown & Brown’s executive officers or other key employees; (i) a cybersecurity attack or any other interruption in information technology and/or data security that may impact Brown & Brown’s operations or the operations of third parties that support it; (j) acquisition-related risks that could negatively affect the success of Brown & Brown’s growth strategy, including the possibility that Brown & Brown may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into its operations and expand into new markets; (k) risks related to Brown & Brown’s international operations, which may result in additional risks or require more management time and expense than Brown & Brown’s domestic operations to achieve or maintain profitability; (l) the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; (m) the loss of or significant change to any of Brown & Brown’s insurance company or intermediary relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in Brown & Brown’s commissions; (n) the effect of natural disasters on Brown & Brown’s profit-sharing contingent commissions, insurer capacity or claims expenses within Brown & Brown’s capitalized captive insurance facilities; (o) adverse economic conditions, political conditions, outbreaks of war, disasters, or regulatory changes in states or countries where Brown & Brown has a concentration of Brown & Brown’s business; (p) the inability to maintain Brown & Brown’s culture or a significant change in management, management philosophy or its business strategy; (q) fluctuations in Brown & Brown’s commission revenue as a result of factors outside of its control; (r) the effects of significant or sustained inflation or higher interest rates; (s) claims expense resulting from the limited underwriting risk associated with Brown & Brown’s participation in capitalized captive insurance facilities; (t) risks associated with Brown & Brown’s automobile and recreational vehicle finance and insurance dealer services businesses; (u) changes in, or the termination of, certain programs administered by the U.S. federal government from which Brown & Brown derives revenues; (v) the limitations of Brown & Brown’s system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; (w) Brown & Brown’s reliance on vendors and other third parties to perform key functions of its business operations and provide services to its customers; (x) the significant control certain shareholders have; (y) changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; (z) improper disclosure of confidential information; (aa) Brown & Brown’s ability to comply with non-U.S. laws, regulations and policies; (bb) the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on Brown & Brown’s businesses, results of operations, financial condition or liquidity; (cc) uncertainty in Brown & Brown’s business practices and compensation arrangements with insurance carriers due to potential changes in regulations; (dd) regulatory changes that could reduce Brown & Brown’s profitability or growth by increasing compliance costs, technology compliance, restricting the products or services Brown & Brown may sell, the markets it may enter, the methods by which it may sell Brown & Brown’s products and services, or the prices it may charge for its services and the form of compensation it may accept from its customers, carriers and third parties; (ee) increasing scrutiny and changing laws and expectations from regulators, investors and customers with respect to Brown & Brown’s environmental, social and governance practices and disclosure; (ff) a decrease in demand for liability insurance as a result of tort reform legislation; (gg) Brown & Brown’s failure to comply with any covenants contained in its debt agreements; (hh) the possibility that covenants in Brown & Brown’s debt agreements could prevent Brown & Brown from engaging in certain potentially beneficial activities; (ii) fluctuations in foreign currency exchange rates; (jj) a downgrade to Brown & Brown’s corporate credit rating, the credit ratings of Brown & Brown’s outstanding debt or other market speculation; (kk) changes in the U.S.-based credit markets that might adversely affect Brown & Brown’s business, results of operations and financial condition; (ll) changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which Brown & Brown operates; (mm) disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; (nn) conditions that result in reduced insurer capacity; (oo) quarterly and annual variations in Brown & Brown’s commissions that result from the timing of policy renewals and the net effect of new and lost business production; (pp) intangible asset risk, including the possibility that Brown & Brown’s goodwill may become impaired in the future; (qq) changes in Brown & Brown’s accounting estimates and assumptions; (rr) future pandemics, epidemics or outbreaks of infectious diseases, and the resulting governmental and societal responses; (ss) other risks and uncertainties as may be detailed from time to time in Brown & Brown’s public announcements and SEC filings; and (tt) other factors that Brown & Brown may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect Brown & Brown’s current expectations concerning future results and events. Forward-looking statements that Brown & Brown makes or that are made by others on Brown & Brown’s behalf are based upon a knowledge of Brown & Brown’s business and the environment in which it operates, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements Brown & Brown makes herein. Brown & Brown cannot assure you that the results or developments anticipated by Brown & Brown will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for Brown & Brown or affect Brown & Brown, its business or our operations in the way it expects. Brown & Brown cautions readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this press release, and Brown & Brown does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which Brown & Brown hereafter becomes aware.

This press release is neither an offer to sell nor a solicitation of an offer to buy and security of Brown & Brown, nor shall there be any sale of a security in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction.

###

For more information:

Investors

R. Andrew Watts

Chief Financial Officer

(386) 239-5770

Media

Jenny Goco

Director of Communications

(386) 333-6066